Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE	Media contact:
August 5, 2024
Eric Wilkens
201-572-9317
eric.wilkens@verizon.com

Verizon announces early results of its private exchange offers for 10 series of notes and extension of early participation date

NEW YORK, N.Y. – Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ) today announced (i) the early participation results, as of 5:00 p.m. (New York City time) on August 2, 2024 (the “Original Early Participation Date”), of its previously announced private offers to exchange the 10 outstanding series of notes listed in the table below and maturing from 2025 through 2028 (collectively, the “Old Notes”), in each case, for newly issued notes of Verizon due 2035 (the “New Notes”) (the “Exchange Offers”), on the terms and subject to the conditions set forth in an offering memorandum dated July 22, 2024 (the “Offering Memorandum”), as amended by Verizon’s press release dated July 30, 2024 and (ii) that, with respect to the Exchange Offers, the date and time by which Eligible Holders (as defined below) must validly tender their Old Notes to receive the applicable Total Exchange Price (as defined in the Offering Memorandum), which includes the Early Participation Payment (as defined in the Offering Memorandum), has been extended to 5:00 p.m. (New York City time) on

August 19, 2024 (such date and time with respect to an Exchange Offer, the “Extended Early Participation Date”). Accordingly, the Extended Early Participation Date will occur at the same time the Exchange Offers are scheduled to expire. Except as described in this press release, the terms and conditions of the Exchange Offers remain unchanged. The Offering Memorandum and the accompanying eligibility letter for the Exchange Offers constitute the “Exchange Offer Documents”.

The deadline to validly withdraw tenders of Old Notes was not modified by Verizon and the withdrawal rights for each Exchange Offer expired at 5:00 p.m. (New York City time) on August 2, 2024. The Exchange Offers will expire at 5:00 p.m. (New York City time) on August 19, 2024 (the “Expiration Date”), unless extended or earlier terminated by Verizon.

Verizon’s obligation to accept Old Notes tendered in each of the Exchange Offers is subject to the terms and conditions described in the Offering Memorandum, including, among other things, (i) the Acceptance Priority Procedures (as described in Verizon’s press release dated July 22, 2024 announcing the Exchange Offers (the “Launch Press Release”)) and (ii) a cap on the maximum aggregate principal amount of New Notes that Verizon will issue in all of the Exchange Offers (the “New Notes Cap”).

As all conditions applicable to the Exchange Offers as of the Original Early Participation Date have been deemed satisfied or waived by Verizon and the Minimum Issue Requirement (as defined in the Launch Press Release) for each of the Exchange Offers has been met, Verizon expects to settle all Old Notes validly tendered at or prior to the Original Early Participation Date on August 9, 2024 (the “Early Settlement Date”), subject to the terms of the Exchange Offers.

Because the aggregate principal amount of New Notes to be issued in exchange for the Old Notes validly tendered at or prior to the Original Early Participation Date and accepted for exchange is expected to not exceed the New Notes Cap, Verizon will, until the Expiration Date, continue to accept for purchase all Old Notes validly tendered after the Original Early Participation Date, subject to all conditions having been satisfied or waived by Verizon with respect to the Exchange Offers. The Final Settlement Date (as defined in the Launch Press Release) is expected to be the second business day after the applicable Expiration Date, unless extended with respect to any Exchange Offer.

On each relevant settlement date, Eligible Holders whose Old Notes are accepted by Verizon will receive the applicable Total Exchange Price and an additional cash payment equal to accrued and unpaid interest on such Old Notes to, but excluding, the relevant settlement date (the “Accrued Coupon Payment”). The Accrued Coupon Payment for any Old Notes exchanged for New Notes at the Final Settlement Date, if any, will be reduced to offset any interest accrued on such New Notes from the Early Settlement Date, as further described in the Offering Memorandum.

Exchange Offers

Verizon was advised by Global Bondholder Services Corporation, as the Information Agent and the Exchange Agent for the Exchange Offers, that as of the Original Early Participation Date, the aggregate principal amounts of the Old Notes specified in the final column in the table below were validly tendered and not validly withdrawn with respect to each of the Exchange Offers:

Acceptance Priority Level	CUSIP Number(s)	Title of Security	Principal Amount Outstanding	Principal Amount Tendered as of the Early Participation Date
1	92343VEN0/ 92343VEB6/ U9221AAY4	3.376% notes due 2025	$1,339,761,000	$51,770,000
2	92343VEP5	Floating Rate notes due 2025	$889,448,000	$12,414,000
3	92343VFS8	0.850% notes due 2025	$1,404,030,000	$169,648,000
4	92343VGG3	1.450% notes due 2026	$1,916,467,000	$262,230,000
5	92343VGE8	Floating Rate notes due 2026	$526,229,000	$32,169,000
6	92343VDD3	2.625% notes due 2026	$1,869,415,000	$90,490,000
7	92343VDY7	4.125% notes due 2027	$3,250,000,000	$306,469,000
8	92343VFF6	3.000% notes due 2027	$750,000,000	$152,659,000
9	92343VER1/ 92343VEQ3/ U9221ABK3	4.329% notes due 2028	$4,199,647,000	$494,810,000
10	92343VGH1	2.100% notes due 2028	$2,829,602,000	$656,658,000

Promptly after 10:00 a.m. (New York City time) today, August 5, 2024, Verizon will issue a press release specifying, among other things, (i) the Total Exchange Price (as defined in the Launch Press Release) for each series of Fixed Rate Notes (as defined in the Launch Press Release), (ii) the New Notes Coupon (as defined in the Launch Press Release), (iii) the aggregate principal amount of Old Notes validly tendered at or prior to the applicable Original Early Participation Date and accepted for exchange in each Exchange Offer and (iv) the aggregate principal amount of New Notes to be issued on the Early Settlement Date.

Registration of the New Notes

When issued, the New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes on the Early Settlement Date.

Only holders who duly complete and return an eligibility letter certifying that they are either (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (2) non-”U.S. persons” (as defined in Rule 902 under the Securities Act) located outside of the United States and who are not acting for the account or benefit of a U.S. Person and are “Non-U.S. qualified offerees” (as defined in the eligibility letter) are authorized to receive the Offering Memorandum and to participate in the Exchange Offers (each such holder, an “Eligible Holder”).

Global Bondholder Services Corporation is acting as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers, including for assistance in completing an eligibility letter, or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (855) 654-2015 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The eligibility letter for the Exchange Offers can be accessed at the following link https://www.gbsc-usa.com/eligibility/verizon.

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This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers are being made solely pursuant to the Offering Memorandum and related documents. The Exchange Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offers to be made by a licensed broker or dealer, the Exchange Offers will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being distributed to, and must not be passed on to, persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area, qualified investors within the meaning of the Prospectus Regulation, (B) in the United Kingdom, qualified investors within the meaning of the UK Prospectus Regulation and (C) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to high net worth companies, and other persons to whom financial promotions may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Financial Promotion Order, or to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on either the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Regulation” means Regulation (EU) 2017/1129 and the “UK Prospectus Regulation” means Regulation (EU) 2017/1129 as it forms part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018.

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Cautionary statement regarding forward-looking statements

In this communication Verizon has made forward-looking statements. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “assume,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “hope,” “intend,” “target,” “forecast,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated, including those discussed under the heading “Risk Factors” contained in the Offering Memorandum and under similar headings in other documents that are incorporated by reference into the Offering Memorandum. Eligible Holders are urged to consider these risks and uncertainties carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and Verizon undertakes no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. Verizon cannot assure you that projected results or events will be achieved.